Exhibit 99.01
Cadence Reports Third Quarter 2015 Financial Results
SAN JOSE, Calif. — October 26, 2015 — Cadence Design Systems, Inc. (NASDAQ: CDNS) today announced results for the third quarter of fiscal year 2015.
Cadence reported third quarter 2015 revenue of $434 million, compared to revenue of $400 million reported for the same period in 2014. On a GAAP basis, Cadence recognized net income of $78 million, or $0.25 per share on a diluted basis, in the third quarter of 2015, compared to net income of $38 million, or $0.12 per share on a diluted basis, for the same period in 2014.
Using the non-GAAP measure defined below, net income in the third quarter of 2015 was $89 million, or $0.28 per share on a diluted basis, as compared to net income of $80 million, or $0.26 per share on a diluted basis, for the same period in 2014.
“The third quarter was highlighted by proliferation of our new digital and signoff solutions, growth in our IP business, and strong financial performance,” said Lip-Bu Tan, president and chief executive officer. “Additionally, we are excited that we have begun shipping our next-generation emulation platform.”
“Cadence again posted strong results in a challenging environment,” said Geoff Ribar, senior vice president and chief financial officer. “Our new $1.2 billion stock repurchase program announced in July is off to a strong start, as we repurchased 5.9 million shares for $120 million in Q3.”
CFO Commentary
Commentary on the third quarter 2015 financial results by Geoff Ribar, senior vice president and chief financial officer, is available at www.cadence.com/company/investor_relations.
Business Outlook
For the fourth quarter of 2015, the company expects total revenue in the range of $434 million to $444 million. Fourth quarter GAAP net income per diluted share is expected to be in the range of $0.20 to $0.22. Net income per diluted share using the non-GAAP measure defined below is expected to be in the range of $0.28 to $0.30.
For 2015, the company expects total revenue in the range of $1.695 billion to $1.705 billion. On a GAAP basis, net income per diluted share for 2015 is expected to be in the range of $0.75 to $0.77. Using the non-GAAP measure defined below, net income per diluted share for 2015 is expected to be in the range of $1.06 to $1.08.

A schedule showing a reconciliation of the business outlook from GAAP net income and diluted net income per share to non-GAAP net income and diluted net income per share is included in this release.
Audio Webcast Scheduled
Lip-Bu Tan, president and chief executive officer, and Geoff Ribar, senior vice president and chief financial officer, will host a third quarter 2015 financial results audio webcast today, October 26, 2015, at 2 p.m. (Pacific) / 5 p.m. (Eastern). Attendees are asked to register at the website at least 10 minutes prior to the scheduled webcast. An archive of the webcast will be available starting October 26, 2015 at 5 p.m. (Pacific) and ending December 18, 2015 at 5 p.m. (Pacific). Webcast access is available at www.cadence.com/company/investor_relations.

About Cadence
Cadence enables global electronic design innovation and plays an essential role in the creation of today’s integrated circuits and electronics. Customers use Cadence® software, hardware, IP, and services to design and verify advanced semiconductors, consumer electronics, networking and telecommunications equipment, and computer systems. The company is headquartered in San Jose, California, with sales offices, design centers, and research facilities around the world to serve the global electronics industry. More information about the company and its products and services is available at www.cadence.com.
Cadence and the Cadence logo are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.
The statements contained above regarding Cadence’s third quarter 2015 financial results, as well as the information in the Business Outlook section and the statements by Lip-Bu Tan and Geoff Ribar, are or include forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect the reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party.
For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance.

To supplement Cadence’s financial results presented on a generally accepted accounting principles, or GAAP, basis, Cadence management uses non-GAAP measures that it believes are helpful in understanding Cadence’s performance. One such measure is non-GAAP net income, which is a financial measure not calculated under GAAP. Non-GAAP net income is calculated by Cadence management by taking GAAP net income and excluding, as applicable, amortization of intangible assets and debt discount related to convertible notes, stock-based compensation expense, acquisition and integration-related costs including changes in fair value of contingent consideration and retention expenses for employees added from our 2013 and 2014 acquisitions, special charges (comprised of costs related to a voluntary retirement program), investment gains or losses, income or expenses related to Cadence’s non-qualified deferred compensation plan, restructuring and other significant items not directly related to Cadence’s core business operations, and the income tax effect of non-GAAP pre-tax adjustments. For 2015, Cadence is applying a non-GAAP income tax rate of 23 percent, down from 26 percent used in fiscal 2014, based on forecasted increases in foreign earnings that are expected to lower Cadence's long-term non-GAAP effective income tax rate.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.
The following tables reconcile the specific items excluded from GAAP net income and GAAP net income per diluted share in the calculation of non-GAAP net income and non-GAAP net income per diluted share for the periods shown below:

Net Income Reconciliation	Three Months Ended
	October 3, 2015	September 27, 2014
	(unaudited)
(in thousands)
Net income on a GAAP basis	$77,624	$37,535
Amortization of acquired intangibles	15,794	16,387
Stock-based compensation expense	24,117	22,877
Non-qualified deferred compensation credits	(1,508)	(104)
Restructuring and other charges	303	11,027
Acquisition and integration-related costs	948	4,435
Special charges*	—	459
Amortization of debt discount on convertible notes	—	4,370
Other income or expense related to investments and non-qualified deferred compensation plan assets**	174	1,944
Income tax effect of non-GAAP adjustments	(28,601)	(19,377)
Net income on a non-GAAP basis	$88,851	$79,553

*	Comprised of costs related to a voluntary retirement program.

**
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

Diluted Net Income per Share Reconciliation	Three Months Ended
	October 3, 2015	September 27, 2014
	(unaudited)
(in thousands, except per share data)
Diluted net income per share on a GAAP basis	$0.25	$0.12
Amortization of acquired intangibles	0.05	0.05
Stock-based compensation expense	0.08	0.07
Non-qualified deferred compensation credits	(0.01)	—
Restructuring and other charges	—	0.04
Acquisition and integration-related costs	—	0.02
Special charges*	—	—
Amortization of debt discount on convertible notes	—	0.01
Other income or expense related to investments and non-qualified deferred compensation plan assets**	—	0.01
Income tax effect of non-GAAP adjustments	(0.09)	(0.06)
Diluted net income per share on a non-GAAP basis	$0.28	$0.26
Shares used in calculation of diluted net income per share — GAAP***	313,186	309,995
Shares used in calculation of diluted net income per share — non-GAAP***	313,186	309,995

*	Comprised of costs related to a voluntary retirement program.

**
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

***
Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

Cadence expects that its corporate representatives will meet privately during the quarter with investors, the media, investment analysts and others. At these meetings, Cadence may reiterate the business outlook published in this press release. At the same time, Cadence will keep this press release, including the business outlook, publicly available on its website.
Prior to the start of the Quiet Period (described below), the public may continue to rely on the business outlook contained herein as still being Cadence’s current expectations on matters covered unless Cadence publishes a notice stating otherwise.
Beginning December 18, 2015, Cadence will observe a Quiet Period during which the business outlook as provided in this press release and the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q no longer constitute the company’s current expectations. During the Quiet Period, the business outlook in these documents should be considered historical, speaking as of prior to the Quiet Period only and not subject to any update by the company. During the Quiet Period, Cadence’s representatives will not comment on Cadence’s business outlook, financial results or expectations. The Quiet Period will extend until the day when Cadence’s fourth quarter and fiscal year 2015 earnings release is published, which is currently scheduled for February 3, 2016.
For more information, please contact:
Investors and Shareholders
Alan Lindstrom
Cadence Design Systems, Inc.
408-944-7100
investor_relations@cadence.com
Media and Industry Analysts
Mark Plungy
Cadence Design Systems, Inc.
408-944-7039
publicrelations@cadence.com

Cadence Design Systems, Inc.
Condensed Consolidated Balance Sheets
October 3, 2015 and January 3, 2015
(In thousands)
(Unaudited)

	October 3, 2015	January 3, 2015
Current assets:
Cash and cash equivalents	$616,091	$932,161
Short-term investments	95,104	90,445
Receivables, net	133,665	122,492
Inventories	57,690	56,394
2015 notes hedges	—	523,930
Prepaid expenses and other	139,534	126,313
Total current assets	1,042,084	1,851,735
Property, plant and equipment, net of accumulated depreciation of $577,254 and $552,551, respectively	227,689	230,112
Goodwill	552,411	553,767
Acquired intangibles, net of accumulated amortization of $200,954 and $154,814, respectively	312,405	360,932
Long-term receivables	1,568	3,644
Other assets	194,983	209,366
Total assets	$2,331,140	$3,209,556
Current liabilities:
Convertible notes	$—	$342,499
2015 notes embedded conversion derivative	—	523,930
Accounts payable and accrued liabilities	194,427	225,375
Current portion of deferred revenue	315,220	301,287
Total current liabilities	509,647	1,393,091
Long-term liabilities:
Long-term portion of deferred revenue	31,234	54,726
Long-term debt	348,760	348,676
Other long-term liabilities	56,937	79,489
Total long-term liabilities	436,931	482,891
Stockholders’ equity	1,384,562	1,333,574
Total liabilities and stockholders’ equity	$2,331,140	$3,209,556

Cadence Design Systems, Inc.
Condensed Consolidated Income Statements
For the Three and Nine Months Ended October 3, 2015 and September 27, 2014
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	October 3, 2015	September 27, 2014	October 3, 2015	September 27, 2014
Revenue:
Product and maintenance	$396,867	$374,110	$1,165,455	$1,085,928
Services	36,896	26,386	95,557	71,906
Total revenue	433,763	400,496	1,261,012	1,157,834
Costs and expenses:
Cost of product and maintenance	41,206	36,954	114,980	116,858
Cost of services	24,005	17,125	62,571	48,733
Marketing and sales	101,950	100,387	298,880	297,321
Research and development	154,627	148,744	475,597	447,882
General and administrative	28,084	25,894	83,193	86,680
Amortization of acquired intangibles	5,687	6,316	18,037	17,105
Restructuring and other charges	303	11,027	4,164	11,397
Total costs and expenses	355,862	346,447	1,057,422	1,025,976
Income from operations	77,901	54,049	203,590	131,858
Interest expense	(4,177)	(7,523)	(24,111)	(22,160)
Other income (expense), net	1,839	(417)	7,967	4,600
Income before provision (benefit) for income taxes	75,563	46,109	187,446	114,298
Provision (benefit) for income taxes	(2,061)	8,574	15,403	20,430
Net income	$77,624	$37,535	$172,043	$93,868
Net income per share - basic	$0.27	$0.13	$0.60	$0.33
Net income per share - diluted	$0.25	$0.12	$0.55	$0.31
Weighted average common shares outstanding - basic	284,818	284,462	284,880	283,141
Weighted average common shares outstanding - diluted	313,186	309,995	312,899	305,595

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Cash Flows
For the Nine Months Ended October 3, 2015 and September 27, 2014
(In thousands)
(Unaudited)

	Nine Months Ended
	October 3, 2015	September 27, 2014
Cash and cash equivalents at beginning of period	$932,161	$536,260
Cash flows from operating activities:
Net income	172,043	93,868
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	88,006	84,296
Amortization of debt discount and fees	9,185	14,863
Stock-based compensation	67,681	60,818
Gain on investments, net	(1,434)	(3,202)
Deferred income taxes	1,713	18,963
Other non-cash items	(69)	6,221
Changes in operating assets and liabilities, net of effect of acquired businesses:
Receivables	(10,100)	(1,858)
Inventories	(1,861)	(15,796)
Prepaid expenses and other	(12,451)	(8)
Other assets	300	(38,241)
Accounts payable and accrued liabilities	(28,154)	(15,623)
Deferred revenue	(9,207)	(27,231)
Other long-term liabilities	(20,303)	7,585
Net cash provided by operating activities	255,349	184,655
Cash flows from investing activities:
Purchases of available-for-sale securities	(81,300)	(98,392)
Proceeds from the sale of available-for-sale securities	50,806	69,912
Proceeds from the maturity of available-for-sale securities	25,550	32,402
Proceeds from the sale of long-term investments	4,510	—
Purchases of property, plant and equipment	(34,093)	(27,958)
Cash paid in business combinations and asset acquisitions, net of cash acquired	—	(167,248)
Net cash used for investing activities	(34,527)	(191,284)
Cash flows from financing activities:
Proceeds from revolving credit facility	—	100,000
Payment on revolving credit facility	—	(100,000)
Payment of convertible notes	(349,999)	(1)
Payment of convertible notes embedded conversion derivative liability	(530,643)	(1)
Proceeds from convertible notes hedges	530,643	1
Payment of debt issuance costs	—	(322)
Payment of acquisition-related contingent consideration	—	(1,835)
Excess tax benefits from stock-based compensation	16,940	5,786
Proceeds from issuance of common stock	59,448	54,717
Stock received for payment of employee taxes on vesting of restricted stock	(31,795)	(23,648)
Payments for repurchases of common stock	(213,135)	(62,575)
Net cash used for financing activities	(518,541)	(27,878)
Effect of exchange rate changes on cash and cash equivalents	(18,351)	(1,270)
Decrease in cash and cash equivalents	(316,070)	(35,777)
Cash and cash equivalents at end of period	$616,091	$500,483

Cadence Design Systems, Inc.
(Unaudited)
Revenue Mix by Geography (% of Total Revenue)

	2014					2015
GEOGRAPHY	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Americas	45%	44%	46%	47%	45%	47%	48%	48%
Asia	23%	23%	22%	22%	23%	24%	23%	25%
Europe, Middle East and Africa	20%	22%	21%	21%	21%	19%	20%	18%
Japan	12%	11%	11%	10%	11%	10%	9%	9%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Revenue Mix by Product Group (% of Total Revenue)

	2014					2015
PRODUCT GROUP	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Functional Verification, including Emulation Hardware	23%	21%	23%	21%	22%	23%	21%	23%
Digital IC Design and Signoff	30%	30%	29%	28%	29%	28%	29%	28%
Custom IC Design	27%	28%	27%	28%	27%	27%	27%	26%
System Interconnect and Analysis	10%	11%	10%	11%	11%	11%	11%	10%
IP	10%	10%	11%	12%	11%	11%	12%	13%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Cadence Design Systems, Inc.
As of October 26, 2015
Impact of Non-GAAP Adjustments on Forward Looking Diluted Net Income Per Share
(Unaudited)

	Three Months Ending January 2, 2016	Year Ending January 2, 2016
	Forecast	Forecast
Diluted net income per share on a GAAP basis	$0.20 to $0.22	$0.75 to $0.77
Amortization of acquired intangibles	0.05	0.21
Stock-based compensation expense	0.08	0.29
Non-qualified deferred compensation expenses (credits)	—	—
Restructuring and other charges	—	0.01
Acquisition and integration-related costs	—	0.02
Amortization of debt discount on convertible notes	—	0.02
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	—
Income tax effect of non-GAAP adjustments	(0.05)	(0.24)
Diluted net income per share on a non-GAAP basis†	$0.28 to $0.30	$1.06 to $1.08

†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

Cadence Design Systems, Inc.
As of October 26, 2015
Impact of Non-GAAP Adjustments on Forward Looking Net Income
(Unaudited)

	Three Months Ending January 2, 2016	Year Ending January 2, 2016
($ in millions)	Forecast	Forecast
Net income on a GAAP basis	$62 to $68	$234 to $240
Amortization of acquired intangibles	16	64
Stock-based compensation expense	24	92
Non-qualified deferred compensation expenses (credits)	—	(1)
Restructuring and other charges	—	4
Acquisition and integration-related costs	1	7
Amortization of debt discount on convertible notes	—	7
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	(1)
Income tax effect of non-GAAP adjustments	(16)	(74)
Net income on a non-GAAP basis†	$87 to $93	$332 to $338

†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.